Exhibit 10.13

Amendment No. 1 to SECURED CONVERTIBLE PROMISSORY NOTE

This Amendment No. 1 to Secured Convertible Promissory Note (this “Amendment”) is made as of January 18, 2024 (the “Effective Date”), by and between Visiox Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and SRIRAMA Associates, LLC, a Delaware limited liability company (“Investor”). Company and Investor are together referred to as the “Parties”, and are each a “Party”. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Note (as defined below).

WHEREAS, the Parties entered into that certain Secured Convertible Promissory Note dated as of December 1, 2023, in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00) (as amended, supplemented or otherwise modified from time to time, the “Note”);

WHEREAS, the Investor made the following purchase price payments under Section 8(e) of the Note pursuant to the execution of that certain Business Combination Agreement dated December 26, 2023, via wire transfer to the Company: (a) $500,000.00 on December 5, 2023; and (b) $500,000.00 on December 27, 2023;

WHEREAS, the foregoing purchase price payments were applied by the Company to the outstanding principal purchase price pursuant to Section 8(e) of the Note, reducing such balance (as of December 28, 2023) to One Million and No/100 Dollars ($1,000,000.00); and

WHEREAS, the Parties desire to amend the Note on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Amendments to Note. As of the Effective Date, the Note is hereby amended or modified as follows:

(a)	Section 8(e) of the Note is hereby deleted in its entirety and replaced with the following:

“(e)	Purchase Price. The Investor deliver to the Company the principal sum of FIVE HUNDRED THOUSAND and NO/100 DOLLARS ($500,000.00) on December 5, 2024, and FIVE HUNDRED THOUSAND and NO/100 DOLLARS ($500,000.00) on December 27, 2024. The Investor shall deliver to the Company the principal sum of TWO HUNDRED THOUSAND and NO/100 DOLLARS ($200,000.00) on January 10, 2024, and EIGHT HUNDRED THOUSAND and NO/100 DOLLARS ($800,000.00) on January 30, 2024.”

2.	Limited Effect; Ratification. Except as expressly provided in this Amendment, all of the terms, provisions, covenants and conditions of the Note are and shall remain in full force and effect as written, and are hereby ratified and confirmed by the Parties. The Parties also hereby further ratify and acknowledge the continuing validity and enforceability of the Note, as modified herein, and the obligations, liens and security interests evidenced thereby. On and after the Effective Date, each reference in the Note to “this Note,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Note in any other agreements, documents or instruments executed and delivered pursuant to, or in connection with, the Note, will mean and be a reference to the Note, as amended by this Amendment.

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3.	Authority and Enforceability. Company represents and warrants to Investor that the execution, delivery and performance by the Company of this Amendment and the consummation of the transactions contemplated hereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of Company. This Amendment constitutes a legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

4.	Continuous Covenants and Representations. As of the Effective Date, after accounting for this Amendment and all other modification documents executed in accordance therewith, Company is in compliance in all material respects with all of the covenants contained in the Note. Additionally, the representations and warranties contained in the Note are true and correct in all material respects as of the Effective Date.

5.	Miscellaneous. The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment. The laws of the State of Delaware shall govern this Amendment, without regard to the conflicts of law provisions of the State of Delaware or of any other state

[Signature Page Follows]

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The Parties have caused this Amendment to be duly executed and delivered as of the date first written above.

COMPANY:
Visiox Pharmaceuticals, Inc.
a Delaware corporation

By:	/s/ Ryan Bleeks
Name:	Ryan Bleeks
Title:	Chief Executive Officer

INVESTOR:
SRIRAMA Associates, LLC
a Delaware limited liability company

By:	/s/ Surendra Ajjarapu
Name:	Surendra Ajjarapu
Title:	Managing Member

[Signature Page to Amendment No. 1 to Secured Convertible Promissory Note]

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